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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: April 27, 2000




                             iNTELEFILM CORPORATION
             (Exact name of registrant as specified in its charter)


         MINNESOTA                  0-21534                    41-1663712
         ---------                  -------                    ----------
      (State or other        (Commission File No.)       (IRS Employer ID No.)
       jurisdiction
     of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
             ------------------------------------------------------
                    (Address of principal executive offices)

                                 (612) 925-8840
                                 --------------
              (Registrant's telephone number, including area code)

                Children's Broadcasting Corporation (former name)


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ITEM 5.  OTHER EVENTS.

         (a) Reference is made to the Press Release issued to the public by the Registrant on April 27, 2000, and attached hereto as an exhibit, relating to the joint operations with Post Production Services who will provide their digital encoding service expertise to webADTV.com, Inc., a subsidiary of the Registrant.

         (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB for the year ended December 31, 1999.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated April 27, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2000                            iNTELEFILM CORPORATION



                                         BY:     /s/ James G. Gilbertson
                                                 -----------------------
                                                 James G. Gilbertson
                                         ITS:    Chief Operating Officer





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                                  EXHIBIT INDEX

99.1     Press Release dated April 27, 2000.